Exhibit 99.1 LEADING, Corporate Presentation January 2023

IMPORTANT INFORMATION CONCERNING THIS PRESENTATION This presentation is provided for informational purposes only as of the date hereof, is not complete, new information, future events or otherwise, except as may be required under applicable securities contemplated; the estimates of Hammerhead's reserves and contingent resource volumes and the and may not contain certain material information about Hammerhead Resources Inc. laws. None of Hammerhead, NewCo or DCRD gives any assurance that Hammerhead, NewCo or assumptions related thereto (including commodity prices and development costs) are accurate in all ( Hammerhead , Hammerhead Resources or the Company ), including important disclosures and DCRD will achieve its expectations. You should not place undue reliance on these forward-looking material respects; that Hammerhead will have the ability to add production and reserves through risk factors associated with an investment in Hammerhead. This presentation does not take into statements. As a result of a number of known and unknown risks and uncertainties, NewCo's actual development and exploration activities; that Hammerhead will be able to complete the Business account the particular investment objectives or financial circumstances of any specific person who results or performance may be materially different from those expressed or implied by these Combination in accordance with its terms; that and the impact (and duration thereof) that the may receive it. forward-looking statements. Some factors that could cause actual results to differ include: (i) the COVID-19 pandemic will have on: (i) the demand for crude oil, NGLs and natural gas; (ii) the supply timing to complete the proposed Business Combination by DCRD's business combination deadline chain, including the Company's ability to obtain the equipment and services it requires; and (iii) the Forward Looking Statements and the failure to obtain an extension of the business combination deadline; (ii) the occurrence of Company's ability to produce, transport and/or sell its crude oil, NGLs and natural gas. Although Certain statements contained in this presentation constitute forward‐looking statements or any event, change or other circumstances that could give rise to the termination of the definitive Hammerhead believes that the expectations reflected in the forward‐looking statements contained in information (collectively forward‐looking statements ) within the meaning of applicable securities agreements relating to the proposed Business Combination; (iii) the outcome of any legal, regulatory this presentation, and the assumptions on which such forward‐looking statements are made, are legislation, including Section 27A of the Securities Act of 1933, as amended (the Securities Act ), and or governmental proceedings that may be instituted against NewCo, DCRD, Hammerhead or any reasonable, there can be no assurance that such expectations will prove to be correct. Readers are Section 21E of the Securities Exchange Act of 1934, as amended, that involve known and unknown investigation or inquiry following announcement of the proposed Business Combination, including in cautioned that the foregoing list is not exhaustive of all assumptions which have been considered. risks, assumptions, uncertainties and other factors. Forward‐looking statements are typically connection with the proposed Business Combination; (iv) the inability to complete the proposed identified by words such as anticipate , continue , estimate , expect , forecast , may , will , Business Combination due to the failure to obtain approval of DCRD's shareholders; (v) Readers are cautioned not to place undue reliance on forward‐looking statements included in this project , could , plan , intend , should , believe , outlook , potential , ongoing , strategy , Hammerhead's and the post-combination company's success in retaining or recruiting, or changes presentation, as there can be no assurance that the plans, intentions or expectations upon which the target , might , possible , predict , would , approximately and similar words suggesting future required in, its officers, key employees or directors following the proposed Business Combination; (vi) forward‐looking statements are based will occur. By their nature, forward‐looking statements involve events or future performance or may be identified by reference to a future date, but the absence of the ability of the parties to obtain the listing of the post-combination company's common shares and numerous assumptions, known and unknown risks, uncertainties and other factors that contribute to these words does not mean that a statement is not forward-looking. Accordingly, undue reliance warrants on TSX and/or NASDAQ upon the closing of the proposed Business Combination; (vii) the the possibility that the predictions, forecasts, projections and other forward‐looking statements will should not be placed on forward‐looking statements because Hammerhead can give no assurance risk that the proposed Business Combination disrupts current plans and operations of Hammerhead; not occur, which may cause Hammerhead's actual performance and financial results in future periods that such expectations will prove to be correct. Forward-looking statements in this presentation (viii) the ability to recognize the anticipated benefits of the proposed Business Combination; (ix) to differ materially from any estimates or projections of future performance or results expressed or include but are not limited to: statements that refer to projections, forecasts or other unexpected costs related to the proposed Business Combination; (x) the amount of redemptions by implied by such forward‐looking statements. Hammerhead believes these risks and uncertainties characterizations of future events or circumstances, including any underlying assumptions, DCRD's public shareholders being greater than expected; (xi) the management and board include, but are not limited to: the timing to complete the Business Combination and occurrence of Hammerhead's assessment of future plans, operations, values, vision, goals and strategies including composition of the post-combination company following completion of the proposed Business any event that may prevent the occurrence of the Business Combination; failure by Hammerhead or capital allocation, acquisition opportunities and drilling plans; the expected additional infrastructure Combination; (xii) limited liquidity and trading of the post-combination company's securities; (xiii) DCRD to obtain any required approvals in connection with the Business Combination; unexpected expansion at North Karr, including the anticipated number of wells being brought on-steam and the geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Hammerhead costs or effects related to the Business Combination; risk that the securities of the combined expected timing of such developments; the Company's intended delivery of substantial production or DCRD may be adversely affected by other economic, business, and/or competitive factors; (xv) company are not approved for listing on the TSX and/or the NASDAQ; inflation; the ability of and significant cash flow growth while targeting free cash flow neutrality in 2023; the Company's operational risks; (xvi) the possibility that the COVID-19 pandemic or another major disease disrupts management to execute its business plan; general economic and business conditions; the risks of the expectations regarding in-field infrastructure capability by the end of 2023; the Company's Hammerhead's business; (xvii) litigation and regulatory enforcement risks, including the diversion of oil and natural gas industry, such as operational risks in exploring for, developing and producing crude expectation that continued balance sheet strength will provide the liquidity necessary to execute on management time and attention and the additional costs and demands on Hammerhead's resources; oil and natural gas and market demand; the possibility that government policies or laws may change its growth plans; Hammerhead's strategy for its business and assets; infrastructure capacity; (xix) the risks that the consummation of the proposed Business Combination is substantially delayed or governmental approvals may be delayed or withheld; risks and uncertainties involving geology of Hammerhead's expectation that the business combination between Decarbonization Plus Acquisition or does not occur; and (xx) other risks and uncertainties indicated from time to time in the proxy oil and natural gas deposits; Hammerhead's ability to enter into or renew leases; potential delays or Corporation IV ( DCRD ) and Hammerhead (the Business Combination ) will be completed in statement/prospectus relating to the proposed Business Combination, including those under Risk changes in plans with respect to exploration or development projects or capital expenditures; accordance with its terms and the expected capitalization and ownership following completion of the Factors therein, and in DCRD's other filings with the U.S. Securities and Exchange Commission (the unexpected downtime; unexpected drilling results; delays in anticipated timing of drilling and Business Combination; statements about Hammerhead's or DCRD's ability to effectuate the proposed SEC ). completion of wells; the uncertainty of estimates and projections relating to production (including Business Combination; statements relating to the extraordinary general meeting of DCRD decline rates), costs and expenses; fluctuations in oil and natural gas prices, foreign currency shareholders (the Extraordinary General Meeting ); Hammerhead's commitment and plans in With respect to forward‐looking statements contained in this presentation, Hammerhead has made exchange rates and interest rates; risks inherent in Hammerhead's operations, including credit risk; respect of ESG, including its plan to achieve net-zero by 2030 and its CCS program; the terms of assumptions regarding, among other things: availability of future acquisition opportunities; future uncertainty in amounts and timing of royalty payments; health, safety and environmental risks; risks Hammerhead's hedging contracts and its market diversification strategy; the potential of capital expenditure levels; future oil and natural gas prices; future oil and natural gas production associated with unexpected potential future law suits and regulatory actions against Hammerhead; Hammerhead's reserves and resources; potential drilling locations; potential drilling and cost levels; pipeline capacity; future exchange rates and interest rates; ability to obtain equipment and uncertainties as to the availability and cost of financing; risk that the Company's EBITDA and other reductions; anticipated realized product prices; and other matters related to the foregoing. services in a timely manner to carry out development activities; ability to market oil and natural gas financial measures are different than as set forth herein upon completion of the audit of such successfully to current and new customers; the impact of increasing competition; the ability to obtain numbers; the effect of the COVID-19 pandemic on the Company's business, operations and financial These forward-looking statements are based on information available as of the date of this financing on acceptable terms; the general stability of the economic and political environments in condition; potential disruption of the Company's operations as a result of the COVID-19 pandemic communication, and current expectations, forecasts and assumptions, and involve a number of which Hammerhead operates; the timely receipt of any required regulatory approvals; the ability of through potential loss of manpower and labor pools resulting from, among other things, quarantines judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied Hammerhead to obtain qualified staff, equipment and services in a timely and cost efficient manner; in the Company's operating areas; and inability to access sufficient capital from internal and external upon as representing Hammerhead Energy Inc.'s, an Alberta corporation and wholly owned that Hammerhead will have sufficient cash flow, debt or equity sources or other financial resources sources. Readers are cautioned that the foregoing list is not exhaustive of all possible risks and subsidiary of Hammerhead ( NewCo ), Hammerhead's or DCRD's views as of any subsequent date, required to fund its capital and operating expenditures and requirements as needed; that uncertainties. 2 and none of NewCo, Hammerhead or DCRD undertakes any obligation to update forward-looking Hammerhead's conduct and results of operations will be consistent with its expectations; that statements to reflect events or circumstances after the date they were made, whether as a result of Hammerhead will have the ability to develop its oil and gas properties in the manner currently

IMPORTANT INFORMATION CONCERNING THIS PRESENTATION

Forward Looking Statements *(Cont.)*

The forward-looking statements contained in this presentation speak only as of the date of this presentation. Except as expressly required by applicable securities laws, Hammerhead does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement.

Important Information for Investors and Shareholders and Where to Find It

In connection with the proposed Business Combination, NewCo filed a registration statement on Form F-4 (as amended from time to time, the "Registration Statement") that includes a definitive proxy statement of DCRD and a definitive prospectus of NewCo. The Registration Statement is now effective, and DCRD's definitive proxy statement has been mailed to DCRD shareholders of record as of the close of business on December 14, 2022. The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the proposed Business Combination and the other matters to be voted upon at the Extraordinary General Meeting. This communication does not contain all the information that should be considered concerning the proposed Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. DCRD and NewCo may also file other documents with the SEC regarding the proposed Business Combination. DCRD's shareholders and other interested persons are advised to read the Registration Statement, including the definitive proxy statement/prospectus contained therein, and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials contain important information about DCRD, Hammerhead, NewCo and the proposed Business Combination.

DCRD shareholders and other interested persons can obtain, free of charge, copies of the Registration Statement, including the definitive proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by DCRD and NewCo through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

DCRD, Hammerhead, NewCo and their respective directors, officers and related persons may be deemed participants in the solicitation of proxies of DCRD shareholders in connection with the proposed Business Combination. More detailed information regarding the directors and officers of DCRD, and a description of their interests in DCRD, is contained in DCRD's filings with the SEC, including DCRD's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 29, 2022, and is available free of charge at the SEC's web site at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of DCRD shareholders in connection with the proposed Business Combination and other matters to be voted upon at the Extraordinary General Meeting is set forth in the Registration Statement for the proposed Business Combination.

No Offer or Solicitation

This communication relates to a proposed Business Combination between Hammerhead and DCRD. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This communication also does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

The contents of this presentation have not been approved or disapproved by any securities commission or regulatory authority in Canada, the United States or any other jurisdiction, and Hammerhead expressly disclaims any duty on Hammerhead to make disclosure or any filings with any securities commission or regulatory authority, beyond that imposed by applicable laws. The contents of this presentation are neither sufficient for, nor intended by Hammerhead to be used in connection with, any decision relating to the purchase or sale of any existing or future securities. Hammerhead does not intend to provide financial, investment, tax, legal, or accounting advice. Persons considering the purchase or sale of any securities should consult with their own independent professional advisors.

Non-IFRS Measures

This document discloses several financial measures that do not have any standardized meaning prescribed under International Financial Reporting Standards (IFRS"), and are referred to as non-GAAP measures. These financial measures include adjusted EBITDA, which is a non-GAAP financial measure, net debt, which is a specified financial measure and net debt to LQM EBITDA (net debt to annualized quarterly adjusted EBITDA) as at September 30, 2022 of 0.6x, which is a non-GAAP financial ratio. Management believes that these financial measures are useful supplemental information to analyze operating performance and provide an indication of the results generated by Hammerhead's principal business activities. Investors are cautioned that these measures should not be construed as an alternative to net income or other measures of financial performance as determined in accordance with IFRS. Hammerhead's method of calculating these measures may differ from other companies, and accordingly, they may not be comparable to similar measures used by other companies.

Net debt is calculated as the outstanding balance on the Company's credit facility, its outstanding senior notes and working capital. The senior notes are calculated as the principal amount outstanding, plus accrued paid-in-kind (PIK) interest, converted to Canadian dollars at the closing exchange rate for the period. Net debt to annualized quarterly adjusted EBITDA is net debt divided by annualized quarterly adjusted EBITDA. Net debt is used to assess and monitor liquidity at a point in time, while net debt to annualized quarterly adjusted EBITDA assists the company in monitoring its capital structure and financing requirements. Total net debt at September 30, 2022 was $245,912,000.

Adjusted EBITDA

Adjusted EBITDA is calculated as net profit (loss) before interest and financing expenses, income taxes, depletion, depreciation and amortization, adjusted for certain non-cash items, or other items that are not considered part of normal business operations. Annualized quarterly adjusted EBITDA is adjusted EBITDA for the quarter, multiplied by four. Adjusted EBITDA indicates the Company's ability to generate funds from its asset base on a continuing basis, for future development of its capital program and settlement of financial obligations.

Adjusted EBITDA as presented should not be considered an alternative to, or more meaningful than, net profit (loss) before income tax, or other measures of financial performance calculated in accordance with IFRS. The following is a reconciliation of adjusted EBITDA to the most directly comparable GAAP measure, net profit (loss) before income tax:

	Three Months Ended September 30,		
(Cdn$ thousands)	**2022**	2021	% Change
Net profit (loss) before income tax	**67,251**	(25,319)	(366)
Add (deduct):			
Unrealized (gain) loss on risk management contracts	**(44,774)**	9,302	(581)
Optimization fees	—	852	(100)
Transaction costs	**16,021**	—	100
Share-based compensation	**1,055**	3,414	(69)
Depletion and depreciation	**35,802**	28,015	28
Finance expense	**6,221**	4,779	30
Loss (gain) on foreign exchange	**5,570**	3,536	58
Loss on warrant liability	**10,824**	(23)	(47,161)
Loss on debt repayment	**218**	—	100
Other income, excluding transportation income	**(380)**	(300)	27
Adjusted EBITDA	**97,808**	24,256	303
Annualized quarterly adjusted EBITDA	**391,232**	97,024	303

	Year Ended December 31,		
(Cdn$ thousands)	**2021**	2020	% Change
Net profit (loss) before income tax	**(71,821)**	53,410	(234)
Add (deduct):			
Unrealized (gain) loss on risk management contracts	**16,649**	18,353	(9)
Optimization fees	**19,708**	670	2,841
Share-based compensation	**14,039**	7,155	96
Depletion and depreciation	**127,333**	135,184	(6)
Finance expense	**21,264**	37,344	(43)
(Gain) loss on foreign exchange	**(350)**	817	(143)
Loss (gain) on warrant liability	**96**	(3,981)	(102)
Gain on debt redemptions of financial liabilities	—	(88,160)	—
Loss on asset disposition	**13,813**	—	—
Other income, excluding transportation income	**(1,022)**	(4,639)	(78)
Adjusted EBITDA	**139,709**	156,153	(11)

3

IMPORTANT INFORMATION CONCERNING THIS PRESENTATION

Oil & Gas Information

The reference to the Company's 32,100 boe/d 2022 estimated production set forth in this presentation is rounded to the nearest hundred and consists of approximately 9,531 bbls/d of light crude oil and medium crude oil, 110.3 mmcf/d of conventional natural gas and 4,171 bbls/d of natural gas liquids and is for the year ended December 31, 2022 (unaudited). The reference to the Company's 30+ years of production > 60,000 boe/d and infrastructure >80,000 boe/d set forth in this presentation is an estimate that consists of approximately 30-40% crude oil, 10-20% NGL's and 40-60% natural gas.

This presentation discloses drilling inventory in three categories: (i) proved locations; (ii) probable locations; and (iii) unbooked locations. Proved locations and probable locations are derived from the McDaniel 2021 Reserves Report and account for drilling locations that have associated proved and/or probable reserves, as applicable. Unbooked locations referenced in this presentation were prepared internally by management of Hammerhead based on the Company's prospective acreage and an assumption as to the number of wells that can be drilled per section based on industry practice and internal review including evaluation of applicable geologic, seismic, and engineering, production reserves and resource information. These locations do not have attributed reserves or resources (including contingent and prospective) and are therefore unbooked locations. Of the more than 1,500 total drilling locations identified herein, 160 are proved locations, 116 are probable locations and more than 1,200 are unbooked locations. There is no certainty that the Company will drill all such unbooked locations and if drilled there is no certainty that such locations will result in additional oil and gas reserves, resources or production. The drilling locations on which the Company will actually drill wells, including the number and timing thereof is ultimately dependent upon the availability of funding, regulatory approvals, seasonal restrictions, oil and natural gas prices, costs, actual drilling results, additional reservoir information that is obtained and other factors. While certain of the unbooked drilling locations have been de-risked by drilling existing wells in relative close proximity to such unbooked drilling locations, the majority of other unbooked drilling locations are farther away from existing wells where Management has less information about the characteristics of the reservoir and therefore there is more uncertainty whether wells will be drilled in such locations and if drilled there is more uncertainty that such wells will result in additional oil and gas reserves, resources or production.

This presentation contains certain oil and gas metrics which do not have standardized meanings or standard methods of calculation and therefore such measures may not be comparable to similar measures used by other companies and should not be used to make comparisons. Such metrics have been included herein to provide readers with additional measures to evaluate the Company's performance; however, such measures are not reliable indicators of the future performance and future performance may not compare to the performance in previous periods and therefore such metrics should not be unduly relied upon.

References in this presentation to production test rates and "peak rates" are intended to be useful in confirming the presence of hydrocarbons; however, such rates are not determinative of the rates at which such wells will commence production and decline thereafter and are not indicative of long term performance or of ultimate recovery. Investors are cautioned not to place reliance on such rates in calculating the aggregate production for Hammerhead. Hammerhead has not conducted a pressure transient analysis or well-test interpretation on a subset of the wells referenced in this presentation. As such, all data should be considered to be preliminary until such analysis or interpretation has been done.

Certain information in this document may constitute "analogous information" as defined in NI 51-101. Such information includes production estimates retrieved from the continuous disclosure record of certain industry participants from www.sedar.com. Management of Hammerhead believes the information is relevant as it may help to define the reservoir characteristics and production profile of lands in which Hammerhead may hold an interest. Hammerhead is unable to confirm that the analogous information was prepared by a qualified reserves evaluator or auditor and is unable to confirm that the analogous information was prepared in accordance with NI 51-101 [or the COGE Handbook]. Such information is not an estimate of the production, reserves or resources attributable to lands held or to be held by Hammerhead and there is no certainty that the production, reserves or resources data and economic information for the lands held or to be held by Hammerhead will be similar to the information presented herein. The reader is cautioned that the data relied upon by Hammerhead may be in error and/or may not be analogous to such lands held or to be held by Hammerhead.

Certain other information contained in this presentation has been prepared by third-party sources, which information has not been independently audited or verified by Hammerhead. No representation or warranty, express or implied, is made by Hammerhead as to the accuracy or completeness of the information contained in this document, and nothing contained in this Presentation is, or shall be relied upon as, a promise or representation by Hammerhead.

The term "BOE" or barrels of oil equivalent may be misleading, particularly if used in isolation. A BOE conversion ratio of six thousand cubic feet of natural gas to one barrel of oil equivalent (6 mcf: 1 bbl) is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different from the energy equivalency of 6:1, utilizing a conversion on a 6:1 basis may be misleading as an indication of value.

Currency

In this presentation, unless otherwise specified, all monetary amounts are in Canadian dollars.

4

INVESTMENT HIGHLIGHTS Drill to Fill infrastructure anticipated to be Oil & Gas company located in the heart of in place by year-end 2023 capable of one of North America’s highest return supporting organic growth to >80,000 plays with significant depth of high boe/d quality inventory Substantial production and cash flow growth projected over next several years, Management team and sponsor highly projected spending within cash flow in aligned with public shareholders 2023E, anticipated to be supportive of sustainable future free cash flow Strong balance sheet; company Commitment to sustainability with an anticipates sustaining leverage of < 1.0x, executable plan in place with a goal to 1 2 current 0.6x Q3/22 annualized achieve Net Zero by 2030 5 (1) Net debt to annualized quarterly adjusted EBITDA for the period ending September 30, 2022 (unaudited) (2) Net Zero refers to Scope 1 and Scope 2 emissions.

CORPORATE STRATEGY … Supported by Top-Tier Asset FINANCIAL EXECUTION STRENGTH Repeatable, development focused Balance sheet strength & liquidity to business plan positioned for low cost, execute capital program with active risk capital efficient, drill-to-fill growth management program RETURN SUSTAINABILITY OF CAPITAL 1 Path to achieve Net Zero by 2030 Set up for sustainable free cash flow generation with commitment to return capital to shareholders Net Acres in Drilling Locations BOE/D 107,000 the Montney 1,500+ Identified 32,100 (2022E) 6 (1) Net Zero refers to Scope 1 and Scope 2 emissions.

TRANSACTION SUMMARY

Transaction to Create a Publicly-Traded Company With Scale In The Heart of one of North America's Highest Return Plays, with a Decarbonization Platform Capable of Achieving Net Zero[9] by 2030

HAMMERHEAD RESOURCES + DCRD+ = Hammerhead Energy Inc.

Valuation:

- September 25, 2022 Business Combination Agreement values Hammerhead at C$1.39 billion
- Low leverage of 0.6x LQA EBITDA[(6)] at September 30, 2022 with ample liquidity to execute plan on $350mm RBL.

Pro Forma Capitalization & Ownership (excl. any proceeds from DCRD cash in trust)

(US$ in millions, except per share values)

Pro Forma Capitalization[(7)]	
Total Common Shares Outstanding	96
Share Price	$10.00
Implied Equity Value	$961
Pro Forma Net Debt[(8)]	192
Implied Enterprise Value	**$1,154**

Pro Forma Ownership	Shares	% Own
Shares held by current Hammerhead Shareholders[(1)]	18	18.5%
Shares held by current DCRD Public Shareholders[(2)]	--	0.0%
Shares held by DCRD Initial Shareholders[(3)(4)]	4	3.7%
Shares held by the Riverstone Parties (including the Riverstone Fund V Entities)[(4)(5)]	75	77.8%
Pro Forma Commons Shares	**96**	**100%**

Note: Assumes all public DCRD shareholders redeem the Class A common shares of Hammerhead Energy Inc. that they receive in exchange for their Class A ordinary shares of DCRD in connection with the Transaction. Capitalized terms used but not defined shall have the meaning ascribed to such terms in the prospectus filed by Hammerhead Energy Inc. with the U.S. Securities and Exchange Commission on December 30, 2022.

(1) Excludes New SPAC Class A Common Shares issued to the Riverstone Parties pursuant to the Business Combination.
(2) Excludes 15,812,500 New SPAC Class A Common Shares underlying the New SPAC Public Warrants.
(3) Includes DCRD Founder Shares held by DCRD Sponsor and DCRD management after the Founder Transfer of 4,348,438 New SPAC Class A Common Shares to certain Riverstone Fund V Entities.
(4) Excludes 12,737,500 New SPAC Class A Common Shares underlying the New SPAC Private Placement Warrants.
(5) Includes 70,421,169 New SPAC Class A Common Shares issued to the Riverstone Parties for their interests in Hammerhead pursuant to the Business Combination and 4,348,438 New SPAC Class A Common Shares after the Founder Transfer that will be held by certain Riverstone Fund V Entities.
(6) Net debt to annualized quarterly adjusted EBITDA for the period ending September 30, 2022 (unaudited)
(7) Excludes DCRD's 15,812,500 public warrants and 12,737,500 private placement warrants. The warrants will become exercisable 30 days after the completion of the Transaction and will expire five years after the completion of the transaction or earlier upon redemption or liquidation. Each warrant will be exercisable for one common share in the post-closing company and the exercise price of each warrant is $11.50 per share.
(8) Pro Forma Net Debt inclusive of Hammerhead net debt as of July 31, 2022 and Estimated Transaction Expenses.
(9) Net Zero refers to Scope 1 and Scope 2 emissions.

Highlights:

- C$1.39 billion Business Combination, DCRD SPAC and Hammerhead Resources Inc.
- Combined Company has applied to be Dual Listed on the Nasdaq and TSX (HHRS)
- Simplified Share Structure with Conversion of Hammerhead Preferred Shares
- Continued Riverstone Support – No Change of Control
- Managed by Hammerhead's Current Executive Team
- Path Toward Achieving Net Zero[9] Emissions on Scope 1 & 2 by 2030

7

HAMMERHEAD'S UNIQUE POSITION

World Class Resource Play in the Light Oil Fairway

Upper / Middle Montney

- Multiple benches with predictable reservoir distribution provide an extensive stacked lateral resource play
- Targeting 2 U/M Montney benches across majority of land base
- Recovery factors ranging from 10 to 13%

Lower Montney

- Successful Lower Montney ('B' bench) production tests validates extensive resource
- Offset industry activity proving out Lower Montney

Dominant Position in the Oil Window



>10.5 kPa/m
<10 kPa/m
Approx. Limit of Deep Basin Hydrocarbon charging
Volatile Oil-Rich Liquids
Cond. / NGL-Rich Liquids
Lean Gas

High Quality, Multiple Bench Acreage



1 SQ MILE
Drilled to-date (Net)
Upper / Middle Montney (~100 m / ~300 ft)
D5/D4
D3
D2
D1/LST
SEQUENCE BOUNDARY
Lower Montney (~100 m / ~300 ft)
C
B
13
15
53
73
0
2
Total: 156 Net

8

ESG IS PART OF OUR DNA

Committed to Strong Corporate, Operational and Financial Sustainability

Environment

- Striving to achieve Net Zero[1] emissions
- Fugitive emission management plan in place
- Continuing to implement Zero Routine Vent for all existing and future sites
- Fully owned water disposal infrastructure; removed majority of fluid trucking in 2016
- Up to 27% recycled produced water in completions; increasing produced water storage infrastructure to accommodate increased produced water re-use
- Use pad drilling to reduce environmental footprint
- Commitment to reducing wetland impacts during development

Social

- Focus on supporting education in Indigenous communities with which we work
  - Marc Calliou Reconciliation Through Education Initiative created in 2017; 150% increase in participation since inception
- Driving to be a Safety Leader & Partner of Choice
- Continually pursuing safety initiatives intended to make sites safe, healthy, and environmentally sound

Governance

- 20% of Hammerhead variable compensation tied to corporate ESG performance
- Established focused roles in Business Improvement, Supply Chain & Procurement, and Alternative Energy
- Progressing initiatives within TCFD framework
- 2022 ESG Report released Q3/2022



Scope 1 GHG Intensity (tCO2e/boe)
0.045
0.040
0.035
0.030
0.025
0.020
0.015
0.010
0.005
0.000
Production (boe/d)
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2014
2015
2016
2017
2018
2019
2020
2021
Driving Towards Net Zero[1] Through CCS and Implementation of Alternative Energy Solutions
Stationary Fuel Combustion
Flare
Vent
Fugitive
D&C Combustion
Daily Production

EQUITABLE ORIGIN CERTIFIED

In December 2022, Hammerhead's Gold Creek and Karr assets near Grande Prairie, Alberta, Canada were certified under the EO100™ Standard for Responsible Energy Development, covering more than 100,000 net acres in the Montney formation.

Decarbonization Platform

- CCS program that is estimated to require $240 million of capital between 2024 and 2029
- Program is expected to drive a reduction in Scope 1 and Scope 2 emissions of approximately 79% on an absolute basis and approximately 89% on a per boe basis by 2029, as compared to 2021 levels, assuming that each of Hammerhead's oil batteries are converted to CCS from 2024 through 2029.
- Target to achieve Net Zero[1] by 2030

(1) Net Zero refers to Scope 1 and Scope 2 emissions.

9

INVENTORY VALIDATED BY STRENGTH IN RECENT RESULTS

Recent Activity in Karr Yielded Payouts in Under Twelve Months



R5
R4
R3
R2
R1W6
R27W5
T69
T68
T67
T66
T65
T64
T63
G
B
E
D
H
K
I
C
F
J
A
Amongst Top Montney Wells (1)
Amongst Top Montney Wells (2)

First 10 Days of January 2023 Production (3)

- Well Average: **1,455** boe/d
- Pad Total: **13,100** boe/d

(61% Oil, 7% NGLs, 32% Gas)

Recent Activity	Onstream	Payout[4]
A **S.Karr 14-05 Pad (1 well):**	**Apr. 2021**	**< 3 months [5]**
B GC 05-05 Pad #1 (6 wells):	Oct. 2021	< 5 months
C **N. Karr 05-12 Pad (3 wells):**	**Dec. 2021**	**< 4 months**
D GC 07-31 Pad (6 wells):	Jan. 2022	< 9 months
E GC 05-05 Pad #2 (4 wells):	Mar. 2022	< 5 months
F S.Karr 14-34 Pad (4 wells):	Apr. 2022	< 7 months
G GC 08-13 Pad (5 wells):	Jun. 2022	est. 9-10 months
H GC 01-09 Pad (3 wells)	Dec. 2022	est. 7 - 8 months
I N.Karr 05-12 Pad #2 (9 wells)	Jan. 2023	est. 4 - 6 months

Current Activity

J **S.Karr 08-08 Pad (3 wells)**	est. Jan. 2023[5]
› *Completions in progress*	
K **N.Karr 12-14 Pad (7 wells)**	est. Apr. 2023
› *Drilling in progress*	

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(1) Ranked #1, #9, & #13 out of all Montney wells based on Feb. 2022 volumes by RBC ('Canadian E&P Perspectives' report, Apr. 2022). Also ranked #1 & #9 out of Top 10 Montney wells by Raymond James ('Top/Notable Wells with Updated March GeoSCOUT Data', Mar. 2022). (2) Ranked one of top AB Montney wells by Raymond James ('Top/Notable Well Results with Updated September Data', Sept. 29, 2021). (3) Production rates for the first 10 days of January flowing through in-field infrastructure (4) Based on realized pricing as of Dec. 31, 2022 and $80WTI & $4.00 AECO go-forward. (5) 3rd Party Operated, Incl. tie-in capital only, as per 3rd Party-HHR farm-in agreement.

ORGANIC PRODUCTION GROWTH DRIVING EBITDA EXPANSION Record Production in Q2/22 With Additional Growth Through 2022YE Quarterly Production Growth – Inception-to-Date SIGNIFICANT EBITDA GROWTH MATERIAL DE-LEVERAGING TO 45 (Q322 Annualized) 40 ($MM) YE Net Debt & (1) (x) 35 (1) ($MM) Net Debt / LTM EBITDA EBITDA $600 3.0x $391 (Q322 Annualized) (Q322 Annualized) 2.8x 30 $500 2.5x 25 2.1x 1.9x $400 2.0x 20 $300 1.5x 15 $186 $156 $140 $200 1.0x 10 0.6x $100 0.5x 5 $526 $295 $288 $246 0 – 0.0x 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022A 19A 20A 21A Q322A 19A 20A 21A Q322A Increasing Production While Deleveraging & Spending Within Cash Flow (1) Net debt to annualized quarterly adjusted EBITDA for the period ending September 30, 2022 (unaudited). 11 Production (Mboe/d)

INFRASTRUCTURE TO SUPPORT GROWTH TO >80 Mboe/d

Positioning for "Drill-to-Fill" in 3 Core Areas



R6
R5
R4
R3
R2
R1W6
R27
R26W5
T69
T68
T67
T66
T65
T64
T63
HHR Gold Creek Sales Capacity
36 Mboe/d
CNRL Gold Creek
Gas Plant
150 MMcf/d
Energy Transfer Patterson
Creek Gas Plant
380 MMcf/d
HHR North Karr Sales Capacity
33 Mboe/d
Pembina Karr
Oil Terminal
35 Mbbl/d
CNRL Karr
Gas Plant
80 MMcf/d
HHR South Karr Sales Capacity
24 Mboe/d

- **Water Disposal Infrastructure in Place** *(> 45,000 bbl/d)*
- **Market Diversification** *(Dawn, Malin/Stanfield, Chicago)*
- **Secured Pipeline Egress** *(TC – Nova / Pembina-Peace)*
- **Pembina Gas Infrastructure Midstream Gas Processing** *(380 MMcf/d Sweet Gas Plant)*

Gold Creek

- Drill-to-fill utilizing extensive infrastructure system already in place

North Karr

- Key infrastructure expansions in Q4-22 & Q1-23 to facilitate full-scale pad development within top-performing asset, drill-to-fill program thereafter

South Karr

- New battery & infrastructure build-out by Q4-23 to unlock value within premier asset, with subsequent drill-to-fill program in 2024+

Map Legend

- *Energy Transfer Canada - Hammerhead Gas Plant*
- *CNRL Gas Plants*
- *Hammerhead Batteries*
- *Pembina Karr Terminal*
- *Hammerhead Water Disposal Facilities*
- *NGTL/Alliance Pipeline Corridor*
- *Market Gas Pipelines*
- *Pembina Pipeline System*

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$250 STRENGTHENING THE BALANCE SHEET $219 1 $200 Cash Flow Growth Supports Material Deleveraging To <1.0x D/CF $38 1 Net Debt and Leverage Profile $150 $74 $600 3.5x $100 Net Debt ($MM) Net Debt / LTM EBITDA (x) $108 $50 3.0x $500 Net Debt Reduced by >$300 MM (~60%) since 2019YE – Working Capital Deficit / (Surplus) 2.5x US$ Term Loan Drawn Portion of Credit Facility $400 2.0x $250 $204 $300 ($38) $200 1.5x $150 $200 1.0x $242 $100 $100 $50 0.5x – – – Working Capital Deficit / (Surplus) 2022 Q3 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Undrawn Portion of Credit Facility Current Net Debt / LTM EBITDA ~0.6x 2020 2021 2022 13 (1) Net Debt calculated as face value US$ denominated notes (converted at period end USD/CAD rate) + drawn portion of credit facility +/(-) working capital deficit/(surplus) excluding hedging MTM. Liquidity, Net Debt, and TTM EBITDA as at Sep. 30, 2022. Available liquidity on $350 MM RBL facility. Net Debt ($MM) Net Debt / LTM EBITDA (x) 1 1 Available Liquidity ($MM) Current Net Debt ($MM)

PROTECTING THE DOWNSIDE Active Hedging Program Intends to Protect Future Capital Programs; Diversified Sales Enhances Pricing Hedging Portfolio Market Diversification Strategy – Projected Gas Sales 1 NATURAL GAS HEDGING 100% Other Gas Hedges ~84% of Est. Q2 & Q3 AECO Exposure 2 2 AECO Collar Hedged With Fixed Price Swaps & Collar 80% AECO Fixed Price Swap 60% 25 MMcf/d 22% 40% A 25% 22% 22% C 20% 25% 21% 21% 34 MMcf/d 20% B 0% 6 MMcf/d 2023 - Q1 2023 - Q2 2023 - Q3 2023 - Q4 5% CRUDE OIL HEDGING 7% Firm egress secured to Malin & Stanfield (A), 100% 11% Chicago (B) and Dawn (C) Ex-AB 80% Markets Exposure to alternative gas markets 26% (~50% 2023E gas production projected to be sold ex-AB) 60% Chicago Offers participation in peak pricing Stanfield 40% Malin through periods of high gas demand Dawn 17% 16% 51% 20% AECO 9% 7% 0% 2023 - Q1 2023 - Q2 2023 - Q3 2023 - Q4 Projected Gas Sales (2023E) Continually Evaluating Our Hedging Program To Stabilize Cash Flow 14 No hedges currently in place after 2023YE. Percent hedged calculated with pre-royalty volumes. (1) Natural gas hedges include fixed price swaps and collars. Assume GJ/MMbtu conversion of 1.05505 and 1 MMbtu = 1 Mcf. (2) NYMEX collar + AECO basis hedge (synthetic AECO collar). Volume Hedged (%) Volume Hedged (%)

INNOVATION ENHANCES RESULTS Established Track Record of Significant Cost Reductions Reduction in Drilling Costs Year Over Year Managing Operating & Transportation Costs While Growing Volumes 10% Drilling Costs ($/mHz) 1 Operating and Transportation Expenses ($/boe) $2,500 48% Reduction $2,000 $16.00 45 $1,500 40 $4.88 $1,000 $4.45 $12.00 $6.12 $500 35 $5.22 $5.45 $0 $8.00 30 2016A 2017A 2018A 2019A 2020A 2021A Pacesetter Gold Karr 25 $4.00 Reduction in Completion Costs Year Over Year 9% 20 Completion Costs ($/T) $9.99 $10.44 $6.91 $7.05 $8.16 $- 15 $2,000 2017A 2018A 2019A 2020A 2021A 45% Reduction Operating Costs ($/boe) Transport Costs ($/boe) Production (Mboe/d) $1,500 Operating Expenses Reduced From Transportation Reflects higher $1,000 $9.99/boe in 2017 to $8.16/boe in proportion of gas being sold to ex-AB $500 2021 (-18%) markets $0 2016A 2017A 2018A 2019A 2020A 2021A Pacesetter 15 Gold Karr (1) Calculated with production period results. Operating & Transport Costs ($/boe) Production (Mboe/d)

VALUES & VISION Our Values Underpin Our Culture of Excellence ACCOUNTABILITY DEBATE To our plans, values and people Open, constructive, and challenging conversations to push us to new ideas INNOVATION Hammerhead Culture RESPECT of Excellence Focused on business, technical, Due regard shown for the abilities and operational excellence and efforts of our stakeholders SAFETY No harm to our people or the environment 16

LEADERSHIP TEAM

Proven Team with Extensive Experience

SCOTT SOBIE

President and Chief Executive Officer

- 35+ years of oil and gas industry experience in a wide range of technical and management positions at Shell and Talisman Energy
- Prior to joining Hammerhead, Mr. Sobie held the role of Vice President of Conventional Development, North America with Talisman Energy where he was accountable for underlying production of over 80,000 boe/d, with asset areas in the Western Canadian Basin
- Previous roles included VP Shale Pilots, VP Business Services, and other Management positions.

MIKE KOHUT

Senior Vice President and Chief Financial Officer

- 25+ years of professional experience in various senior executive and Board of Director positions
- Mr. Kohut serves as a Director at Southern Energy Corp
- Prior to joining Hammerhead, Mr. Kohut was the VP Finance at Paramount Resources Ltd. and CFO of Trilogy Energy Corp

DANIEL LABELLE M.Sc. P.Geol

Senior Vice President, Development and A&D

- 25+ years of professional experience focusing on the Western Canadian and Williston Basins with both major and junior oil and gas players in the industry.
- Prior to Hammerhead, Mr. Labelle was Manager of Geology at Delphi Energy and held a variety of roles with both Talisman Energy and Mobil Canada, including several years in acquisition, divestments and property optimization.

DAVID ANDERSON P.ENG

Senior Vice President, Operations and Alternative Energy

- 30+ years of of leadership and operating experience across the energy industry domestically and internationally.
- Previous President, Chief Executive Officer and Director of Lone Pine Resources Inc. and President of Canadian Forest Oil Ltd.
- Held various technical and leadership positions at Verenex Energy Inc., Kereco Energy Ltd., Pinnacle Resources Ltd and Norcen Energy Resources Ltd.

NICKI STEVENS P.ENG

Senior Vice President, Production, Marketing and ESG

- 30+ years of professional experience in the Western Canadian Basin with various management and leadership positions.
- Prior to Hammerhead, Ms. Stevens held various roles with Talisman Energy and Chevron Canada including Engineering Technical Authority, exploitation, operations, facilities, and joint venture roles.

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